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                                                                     EXHIBIT 4.1

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
               NUMBER                                   [CORELAB LOGO]                                   SHARES

   C-
                                                    CORE LABORATORIES N.V.
             INCORPORATED UNDER THE LAWS OF THE NETHERLANDS WITH ITS SEAT AT AMSTERDAM, THE NETHERLANDS     CUSIP N22717 10 7
                                            (Commercial Register Number 261-166)                            SEE REVERSE



             THIS CERTIFIES THAT







             IS THE OWNER OF

                    FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE NOMINAL (PAR) VALUE OF NLG 0.03 (NETHERLANDS GUILDER) OF

   CORE LABORATORIES N.V. (the "Company") transferable on the books of the Company by the holder hereof in person by duly authorized attorney upon surrender of this share certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the laws of The Netherlands to the Articles of Association of the Company
   if and as amended (copies of which are available at the office of the Company at Amsterdam The Netherlands and at the office of the Transfer Agent and Registrar in New York), and to all provisions thereof the holder hereof hereby assents and is bound. This
   Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
          WITNESS the facsimile signatures of the duly authorized officers of the Company.

   Dated:



   /s/ DAVID M. DEMSHER

                PRESIDENT                         [CORE LABORATORIES N.V. SEAL]                          /s/ NOT LEGIBLE
                                                                                                                         Secretary

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                             CORE LABORATORIES N.V.
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Transfers of Common Shares may only be made in accordance with Article 11 of the Articles of Association of the Company. The
undersigned Assignor hereby certifies that all requirements relating to the transfer of Common Shares have been complied with.
The Company will furnish without charge to each shareholder who so requests information about the designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof of the Company, and about the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the
Company at Amsterdam, The Netherlands, or to the office of the Transfer Agent and Registrar in New York. Keep this Certificate in a safe place. If it is lost, stolen or destroyed the Company may require a bond and/or indemnity as a condition to the issuance of a replacement certificate. The share(s) represented by this Certificate have been issued by CORE LABORATORIES N.V., a company organized and existing under the laws of The Netherlands (the "Company"). The Company has authorized the Transfer Agent to acknowledge the transfer of share(s) on its behalf, which acknowledgment is required by Netherlands law.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- _______________ Custodian ____________________
TENENT  -- as tenants by the entities                                      (Cust)                       (Minor)
JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
           survivorship and not as tenants                             Act _____________________
           in common                                                             (State)


                              Additional abbreviations may also be used though not listed.

                                               --------------------------

                                                      TRANSFER FORM

For value received, _____________________________________________________________________ hereby sell and transfer unto

     PLEASE INSERT SOCIAL SECURITY NUMBER
        IDENTIFYING NUMBER OF ASSIGNEE

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                                                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
------------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------                                                     Common Shares
of the Company represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________

____________________________________________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Date: ___________________________________________________


                                                                                     X _____________________________________________
                                             NOTICE:                                                   (SIGNATURE)
                                        THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND
                                        WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY
                                        PARTICULAR WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.                                    X _____________________________________________
                                                                                                       (SIGNATURE)

                                                                                     -----------------------------------------------
                                                                                     THE SIGNATURES ???????????????????????????????
                                                                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                                                                     CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                                                                     SIGNATURE GUARANTEE ???????????????????????????
                                                                                     -----------------------------------------------
                                                                                     SIGNATURE(S) GUARANTEED BY:



                                                                                     -----------------------------------------------


                                                          ACKNOWLEDGEMENT

The undersigned, acting on behalf of the Company, hereby acknowledges the transfer of the Common Shares (as described above) and confirms that entry hereof has been made in the Company's shareholders' register as of
                                                                                       -----------------------------------------
CORE LABORATORIES N.V.

By:______________________________________

Date: ___________________________________
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